                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                    May 10, 2006


                          NAPCO SECURITY SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


   Delaware                         0-10004                      11-2277818
---------------                  ------------                -------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

                 333 Bayview Avenue, Amityville, New York 11701
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





--------------------------------------------------------------------------------

ITEM 8.01 Other Events

On May 10, 2006 the Board of Directors of Napco Security Systems, Inc. approved a 3-for-2 stock split of its common stock, $.01 par value, to be paid in the form of a 50% stock dividend to shareholders of record on May 24, 2006. The registrant intends to deliver the shares on June 7, 2006. Upon completion of the split, the total number of shares of common stock outstanding will increase from approximately 13,300,000 to approximately 19,950,000.








--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                            NAPCO SECURITY SYSTEMS, INC.
                                            ------------------------------------
                                            (Registrant)


Date: May 10, 2006                          By: /s/ Kevin S. Buchel
                                            ------------------------------------
                                            Kevin S. Buchel
                                            Senior Vice President and
                                            Chief Financial Officer




--------------------------------------------------------------------------------
                                     Page 3